united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22131

Miller Investment Trust

(Exact name of registrant as specified in charter)

20 William Street Wellesley, MA       02481

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 781-416-4000

Date of fiscal year end: 10/31

Date of reporting period:10/31/23

Item 1. Reports to Stockholders.

Miller Convertible Bond Fund
Miller Convertible Plus Fund
Miller Intermediate Bond Fund

Annual Report

October 31, 2023

877- 441- 4434
www.MillerFamilyofFunds.com

Investment Advisor
Wellesley Asset Management, Inc.
The Wellesley Office Park
20 William Street, Suite 310
Wellesley, MA 02481
781-416-4000

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Miller Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

Dear Shareholders,

We are pleased to share this annual report of the Miller family of funds which provides a detailed overview of the mutual funds’ performance for the fiscal year ending October 31, 2023 (“the reporting period”) and offers insights into the convertible market, the funds’ portfolio holdings and financial statements and highlights. The Miller Convertible Bond Fund, Miller Convertible Plus Fund, and the Miller Intermediate Bond Fund comprise the Miller Family of funds.

During the reporting period, all share classes of the Miller funds family underperformed stocks while only The Miller Intermediate Bond Fund outperformed bonds. Since inception all share classes have outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, while all share classes have underperformed the S&P 500 Total Return Index. Our investment team follows a conservative fixed income approach to bond investing, focused on quality companies, which is designed to maximize total return consistent with the goal of preservation of capital in both bull and bear markets. Our funds’ performance for the year ending October 31,2023 (“reporting period”), and since inception is as follows:

	One Year Ended	Annualized Since
Miller Convertible Bond Fund	October 31, 2023	Inception
A shares (MCFAX.LW)	-0.51%	4.83% (12/27/07)
I shares (MCIFX)	-0.10%	5.38% (12/27/07)
C shares (MCFCX)	-1.05%	4.75% (12/01/09)

		Annualized Since
Miller Convertible Plus Fund		Inception
I shares (MCPIX)	-1.86%	4.40% (12/31/14)

		Annualized Since
Miller Intermediate Bond Fund		Inception
I shares (MIFIX)	1.48%	3.71% (12/31/14)

The funds’ total assets under management for the period ended 10/31/2023 were as follows:

Miller Convertible Bond Fund	$690,841,360

Miller Convertible Plus Fund	$64,765,039

Miller Intermediate Bond Fund	$163,130,990

Convertible Bond Market Review

For the year ending 10/31/2023, the Bloomberg Barclays U.S. Aggregate Bond Index was up 0.36%, the S&P 500 Total Return Index was up 10.14% and the ICE BofA ALL Yield Alternative US (VYLD) Index was up 4.77%. A few factors helped convertible bond valuations including higher stock prices and tighter credit spreads. These factors were offset by lower volatility and higher short-term and long-term interest rates. Note the following definitions:

●	The Bloomberg/Barclays U.S. Aggregate Bond Index represents most investment grade bonds traded in the United States

●	The S&P 500 Total Return Index is a cap-weighted index of 500 common stocks and is regarded as a leading proxy for the US stock market

●	The BofA All Yield Alternatives US Convertibles Index (VYLD) is a subset of the BofA US Convertible Index and includes convertible securities with a delta of less than 0.4. Delta is the measure of the change in a convertible bond’s price given a change in the underlying stock

●	A credit spread is the difference in yield between a U.S. Treasury bond and a debt security with the same maturity but of lesser quality

Please note that investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges nor do they reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not predict future performance.

Stocks had trouble gaining ground in the first half of the reporting period before trending higher, at which point equities briefly traded in correction territory. In December, 2022, the Federal Reserve raised short-term interest rates due to strong employment data sending stocks lower. In March, 2023, three regional banks and a major multi-national bank failed, leading stocks to test the low end of the trading range again. From March, 2023, through July, 2023 stocks rallied to within 5% of all-time highs as inflation data remained subdued. The Federal Reserve raised rates at the end of July, 2023, due to strong employment trends and consumer demand. In October, 2023, stocks briefly traded to correction territory (10% loss from previous high) before recovering and closing up over 10% for the reporting period.

Both short-term and long-term rates moved higher through the reporting period. The Federal Funds rate rose over 2% while the ten-year Treasury yield closed just shy of 1% higher. Equity volatility, as measured by the VIX index, trended lower throughout the reporting period. The combination of higher stock prices and higher rates made it attractive for corporations to issue convertible debt. As a result, issuance increased 38% from the same time the previous year.

Miller Convertible Bond Fund

Over the one-year reporting period, the Miller Convertible Bond Fund underperformed the Barclays US Aggregate Bond Index, the ICE BofA ALL yield US alternative index (VYLD), and the S&P 500 Total Return Index. The Fund’s underweight position in the technology sector contributed to underperformance versus the S&P 500 Total Return Index. Lower stock volatility led to the Fund’s underperformance compared to the Bloomberg Barclays US Aggregate Bond Index. Lower quality credit spread improvement led to the Fund’s relative underperformance versus the VYLD Index.

The Fund’s position in AvagoTechnologies (2.1% weight) produced a gain of $7,528,700. On the negative side, the Fund’s position in Jet Blue Airways Corporation (2.26% weight) resulted in a $2,930,001 loss.

The Fund is well diversified with 82 positions as of the end of the reporting period. A synthetic convertible in Amazon is the largest convertible bond holding representing 3.63% of the fund’s assets. During the reporting period, bond market volatility remained elevated while equity market volatility declined. As a result, the Fund’s largest monthly drawdown, or peak to trough decline, was 6.51%.

Miller Convertible Plus Fund

The Miller Convertible Plus Fund also underperformed the Bloomberg Barclays US Aggregate Bond Index, the S&P 500 Total Return Index and the VYLD Index. The Fund’s underweight position in the communication services sector led to underperformance when compared to the S&P 500 Total Return Index. Like the Miller Convertible Fund, lower volatility led to underperformance versus the Bloomberg Barclays US Aggregate Bond Index. Lower credit quality spreads improved, leading to the Fund’s relative underperformance when compared to the VYLD index.

The Miller Convertible Plus Fund’s top performing convertible bond position was Camtek LTD. (3.09% weight) which returned $775,713. The Fund’s worst convertible bond position was First Majestic Silver Corporation (2.55% weight) which resulted in a $573,879 loss.

The Fund is more concentrated than the other funds with 43 positions as of the end of the reporting period, the largest which accounts for 3.34% of assets. The Miller Convertible Plus Fund employs some leverage. As a result, the largest monthly drawdown over the reporting period in the Fund was -8.69%.

Miller Intermediate Bond Fund

The Miller Intermediate Bond Fund underperformed the Bloomberg Barclays US Aggregate Bond Index, the S&P 500 Total Return Index, and the VYLD Index. An underweight position in technology led to underperformance versus the S&P 500 Total Return Index. In a period of rising interest rates, the Fund’s shorter duration led to outperformance relative to the Bloomberg Barclays US Aggregate Bond Index. Lower quality credit spread improvement led to the Fund’s relative underperformance versus the VYLD Index.

The Intermediate Bond Fund’s best performing position was Avago Technologies (1.06% weight) which gained $1,156,410. The Fund’s worst performing convertible bond position was JetBlue Airways (1.84% weight) which lost $687,294.

The Intermediate Bond Fund held 84 positions as of the end of the reporting period. Alphabet INC (GOOGL) is the largest convertible bond position representing 2.59% of the fund’s assets. The Fund’s largest drawdown for the reporting period was -6.17%.

Convertible Bond Strategy Review

Our convertible bond investment strategy focuses on buying convertible bonds and notes (no convertible preferreds, mandatory preferreds, or other convertible structures) which typically offer the return of the majority of principal within seven years and purchased with no, or minimal loss to maturity or imbedded put option. Before making an investment, a company’s balance sheet and income statement are reviewed as we seek to invest in profitable companies and avoid companies with elevated debt loads. While we usually invest to hold bonds until their next liquidity date (maturity, put or call), we consider selling or reducing our exposure if one of the following scenarios occur:

●	An issuer’s credit quality deteriorates

●	The bond loses its favorable risk/reward characteristics due to price appreciation

●	We perceive an opportunity to increase portfolio diversification

●	We believe more attractive convertible bond investments are available.

Limits on prices generally are used to avoid purchasing convertibles trading at prices substantially above par, which have significant negative yields to the next liquidity date. This discipline seeks to reduce exposure to most equity-sensitive convertibles. While convertible bond strategies tend to lag broader equity indices in rising markets, we seek to preserve capital in falling stock markets. Our holdings span the convertible market, from investment-grade to small-cap, with a broad distribution of industries represented. Many of our rated convertible bonds are investment grade and a large percentage of the bonds are not rated.

New Issuance

Convertible bond issuance picked up during the reporting period when compared to the prior reporting period that ended October 31, 2022. Higher stock prices made for an appealing environment for issuers of convertible debt. Additionally, the fact that corporations can issue convertible debt at lower coupons than straight debt added to new deal volume. Below is a sampling of some of the new issues that met the strategy’s investing criteria during the reporting period and found their way into various portfolios:

●	Bread Financial Holdings (1.85% weight), credit card loyalty financial company

●	Charter Communications (1.37% weight), a cable telecommunications company

●	Fluor Corporation (1.46% weight), an infrastructure construction company

Summary

Stocks were up over 10% during the reporting period but suffered two major setbacks over the last year. In February, 2023, the second and third largest banks failures in history caused the equity markets to suffer a 9% loss. From July, 2023 through October, 2023, the market suffered an 11% loss after the Federal Reserve raised interest rates in response to strong employment and consumer data. Federal Funds and 10-year interest rates continued to march higher during 2023, moving up 2% and nearly 1% respectively.

In last year’s annual report, we highlighted our funds’ performance as they outpaced the S&P 500 Total Return Index, the Bloomberg Barclays US Aggregate Bond Index, and the VYLD index. This year we witnessed the exact opposite, where our funds underperformed the major indices. In 2022, our relative performance was strong as both stocks and bonds recorded large losses. Year to date in 2023, 10-year bonds continued to lose ground while stocks returned over 10% and our strategy trailed on a relative basis.

There is no all-weather strategy that can outperform major market indices in all conditions. By continuing to look at the markets through a conservative lens, we hope to preserve capital during down markets and have correlated returns in up markets. While our strategy may endure short time periods of underperformance, in the long term we aim to deliver competitive returns with less risk.

For more detailed and timely information on our funds and Wellesley Asset Management, please visit our website at www.wam.com where you can access quarterly commentaries and fund fact sheets. As always, we thank you for your continued trust and confidence in our management. We look forward to helping you achieve your future goals.

Sincerely,

Greg Miller, Portfolio Manager

Michael Miller, Portfolio Manager

2191-NLD-11282023

Miller Convertible Bond Fund Class A
GROWTH OF $10,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2023

Miller Convertible Bond Fund Class I
GROWTH OF $1,000,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2023

Miller Convertible Bond Fund
PORTFOLIO REVIEW (Unaudited)
Since Inception through October 31, 2023

Total Returns as of October 31, 2023

		Annualized

				Since Inception *	Since Inception
	One Year	Five Years	Ten Years	(Class A & I)	** (Class C)
Miller Convertible Bond Fund:
Class A, without sales charge	(0.51)%	3.34%	3.71%	4.83%	—
Class A, with sales charge of 3.75%	(4.27)%	2.12%	3.09%	4.44%	—
Class I	(0.10)%	3.85%	4.22%	5.38%	—
Class C	(1.05)%	2.83%	3.19%	—	4.75%
Bloomberg U.S. Aggregate Bond Index	0.36%	(0.06)%	0.88%	2.39%	1.77%
ICE BofA All Yield Alternatives US Convertibles Index	4.77%	3.21%	3.16%	4.35%	4.73%

*	Class A and Class I shares commenced operations on December 27, 2007.

**	Class C shares commenced operations on December 1, 2009.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

The ICE BofA All Yield Alternatives US Convertibles Index tracks the performance of U.S. dollar denominated convertible debt.

Past performance is not predictive of future results. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions and the payment of the maximum 3.75% sales charge. Class C shares are subject to 1.00% contingent deferred sales charge on redemptions made within 12 months of purchase. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the classes’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. Total returns would have been lower had the adviser not waived a portion of its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, per its prospectus dated March 1, 2023, including the indirect expenses of underlying funds, are 1.48%, 0.98%, and 1.98% for Class A shares, Class I shares, and Class C shares, respectively. For performance information current to the most recent month-end, please call 877-441-4434.

Miller Convertible Plus Fund Class I
GROWTH OF $1,000,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2023

Total Returns as of October 31, 2023

		Annualized
	One Year	Five Years	Since Inception*
Miller Convertible Plus Fund:
Class I	(1.86)%	2.58%	4.40%
Bloomberg U.S. Aggregate Bond Index	(0.36)%	(0.06)%	0.45%
ICE BofA All Yield Alternatives US Convertibles Index	4.77%	3.21%	3.18%

*	Class I shares commenced operations on December 31, 2014.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

The ICE BofA All Yield Alternatives US Convertibles Index tracks the performance of U.S. dollar denominated convertible debt.

Past performance is not predictive of future results. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’s distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. Total returns would have been lower had the adviser not waived a portion of its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, per its prospectus dated March 1, 2023, including the indirect expenses of underlying funds, is 2.48% for Class I shares. For performance information current to the most recent month-end, please call 877-441-4434.

Miller Intermediate Bond Fund Class I
GROWTH OF $1,000,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2023

Total Returns as of October 31, 2023

		Annualized
	One Year	Five Years	Since Inception*
Miller Intermediate Bond Fund:
Class I	1.48%	3.37%	3.71%
Bloomberg U.S. Aggregate Bond Index	0.36%	(0.06)%	0.45%

*	Class I shares commenced operations on December 31, 2014.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

Past performance is not predictive of future results. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’s distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. Total returns would have been lower had the adviser not waived a portion of its fees and reimbursed a portion of the Fund’s expenses. The Fund’s investment adviser had contractually reduced its fees and/or absorb expenses of the Fund through November 7, 2024, to ensure that the net annual Fund operating expenses (excluding acquired fund fees and expenses and certain other non-operating expenses) did not exceed 0.99% for Class I Shares, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses, per its prospectus supplement dated November 7, 2023, including indirect expenses of underlying funds, is 1.01 % for Class I shares. For performance information current to the most recent month-end, please call 877-441-4434.

MILLER CONVERTIBLE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 98.9%
	AEROSPACE & DEFENSE — 1.3%
9,000,000	Kaman Corporation	3.2500	05/01/24	$8,767,775

	AUTOMOTIVE — 2.4%
18,000,000	Ford Motor Company(a)	3.9200	03/15/26	16,430,565

	BASIC INDUSTRY — 1.8%
13,000,000	Dow, Inc. - Bank of America Finance LLC Synthetic(e)	2.6410	06/18/24	12,645,100

	BEVERAGES — 0.0%(b)
100,000	PepsiCo, Inc. - Citigroup Global Markets Holdings, Inc. Synthetic(e)	1.4930	12/30/27	86,600

	BIOTECH & PHARMA — 20.2%
18,000,000	AbbVie, Inc. - Goldman Sachs Finance Corp. Synthetic(e)	1.4700	02/03/28	17,110,801
100,000	AbbVie, Inc. - Goldman Sachs Finance Corp. Synthetic(e)	1.9900	05/01/28	103,110
19,000,000	BioMarin Pharmaceutical, Inc.	1.2500	05/15/27	18,194,317
14,000,000	Bristol-Myers Squibb Co. - Wells Fargo Finance, LLC. Synthetic(e)	2.3100	11/01/24	13,185,200
20,000,000	Halozyme Therapeutics, Inc.	0.2500	03/01/27	16,359,501
8,000,000	Ironwood Pharmaceuticals, Inc.	1.5000	06/15/26	7,703,881
17,000,000	Jazz Investments I Ltd.	2.0000	06/15/26	17,258,893
14,000,000	Johnson & Johnson - Citigroup Global Markets Holdings, Inc. Synthetic(e)	1.7920	06/30/27	12,573,400
500,000	Johnson & Johnson - Citigroup Global Markets Holdings, Inc. Synthetic(e)	1.5470	10/25/27	413,600
8,000,000	Merck & Co., Inc. - Goldman Sachs Financial Corp. Synthetic(e)	1.5700	02/24/28	7,767,200
10,000,000	Merck & Co., Inc. - UBS AG Synthetic(e)	1.7721	05/25/28	10,240,000
21,000,000	Pacira BioSciences, Inc.	0.7500	08/01/25	18,891,643
				139,801,546
	CABLE & SATELLITE — 1.1%
8,000,000	Liberty Broadband Corporation Synthetic(c)(e)	7.2500	03/31/53	7,936,415

	CONSUMER SERVICES — 0.2%
1,000,000	Stride, Inc.	1.1250	09/01/27	1,185,859

	ELECTRIC UTILITIES — 2.1%
16,000,000	NextEra Energy Partners, L.P.(a),(c)	8.00	11/15/25	13,673,095

See accompanying notes which are an integral part of these financial statements.

MILLER CONVERTIBLE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 98.9% (Continued)
	ELECTRIC UTILITIES — 2.1% (Continued)
100,000	NextEra Energy Partners, L.P.(c)	2.5000	06/15/26	$86,827
1,100,000	Ormat Technologies, Inc.	2.5000	07/15/27	1,000,920
100,000	PPL Capital Funding, Inc.(c)	2.8750	03/15/28	91,708
				14,852,550
	ELECTRICAL EQUIPMENT — 2.0%
1,000,000	Advanced Energy Industries, Inc.(c)	2.5000	09/15/28	924,303
15,000,000	Itron, Inc.(a)	7.2200	03/15/26	12,715,143
				13,639,446
	ENGINEERING & CONSTRUCTION — 1.7%
12,000,000	Fluor Corporation(c)	1.1250	08/15/29	11,584,578
100,000	Granite Construction, Inc.(c)	3.7500	05/15/28	107,819
				11,692,397
	ENTERTAINMENT CONTENT — 2.5%
19,000,000	IMAX Corporation	0.5000	04/01/26	17,272,823

	HEALTH CARE FACILITIES & SERVICES — 2.4%
17,000,000	PetIQ, Inc.	4.0000	06/01/26	16,332,730

	INTERNET MEDIA & SERVICES — 9.7%
100,000	Airbnb, Inc.(a)	6.2300	03/15/26	86,640
100,000	Alphabet, Inc. - JPMorgan Chase Financial Company, LLC Synthetic(e)	5.4000	09/24/26	95,710
21,000,000	Alphabet, Inc. - UBS AG Synthetic(a)	5.8400	09/25/26	20,176,800
25,000,000	Amazon.com, Inc. - JPMorgan Chase Financial Company, LLC Synthetic(a)	4.9800	09/24/25	25,260,000
16,000,000	Uber Technologies, Inc.(a)	4.3200	12/15/25	14,627,205
7,000,000	Zillow Group, Inc.	2.7500	05/15/25	6,829,139
				67,075,494
	LEISURE / ENTERTAINMENT — 2.9%
13,000,000	Walt Disney Company - Barclays Bank PLC Synthetic(e)	5.5800	03/02/26	11,858,600
9,000,000	Walt Disney Company - Morgan Stanley Finance, LLC Synthetic(e)	5.0858	02/27/26	8,158,950
				20,017,550
	LEISURE FACILITIES & SERVICES — 2.2%
10,000,000	Cheesecake Factory, Inc.	0.3750	06/15/26	8,309,877
8,000,000	Cracker Barrel Old Country Store, Inc.	0.6250	06/15/26	6,631,850
				14,941,727

See accompanying notes which are an integral part of these financial statements.

MILLER CONVERTIBLE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 98.9% (Continued)
	LEISURE PRODUCTS — 2.8%
21,000,000	LCI Industries	1.1250	05/15/26	$19,028,318

	MACHINERY — 3.0%
22,500,000	Cummins, Inc. - Barclays Bank PLC Synthetic(e)	4.9100	02/12/26	20,427,750
100,000	John Bean Technologies Corporation	0.2500	05/15/26	89,991
				20,517,741
	MEDICAL EQUIPMENT & DEVICES — 1.4%
7,000,000	Dexcom, Inc.	0.2500	11/15/25	6,644,868
100,000	Dexcom, Inc.(c)	0.3750	05/15/28	88,206
100,000	Haemonetics Corporation(a)	6.7500	03/01/26	85,866
3,065,000	Insulet Corporation	0.3750	09/01/26	2,839,245
100,000	Shockwave Medical, Inc.(c)	1.0000	08/15/28	96,960
				9,755,145
	METALS & MINING — 1.5%
15,800,000	Century Aluminum Company	2.7500	05/01/28	10,211,234

	OIL & GAS — 4.5%
9,000,000	Chevron Corporation - Bank of America Finance LLC Synthetic(e)	1.9500	10/27/28	9,663,300
14,000,000	Shell PLC - BofA Finance, LLC Synthetic(a)	4.5500	12/18/25	14,285,600
7,000,000	Shell PLC - JPMorgan Chase Financial Company, LLC Synthetic(e)	4.9800	12/17/25	6,964,300
				30,913,200
	REAL ESTATE INVESTMENT TRUSTS — 1.6%
11,000,000	HAT Holdings I, LLC / HAT Holdings II, LLC(a),(c)	3.1600	05/01/25	10,497,790
1,000,000	HAT Holdings I, LLC / HAT Holdings II, LLC(c)	3.7500	08/15/28	872,345
				11,370,135
	RENEWABLE ENERGY — 2.9%
5,000,000	Enphase Energy, Inc.(a)	7.0600	03/01/26	4,264,155
18,000,000	SolarEdge Technologies, Inc.(a)	7.5900	09/15/25	15,694,891
				19,959,046
	RETAIL - DISCRETIONARY — 3.5%
9,000,000	Burlington Stores, Inc.	2.2500	04/15/25	8,700,395
7,000,000	Guess?, Inc.	2.0000	04/15/24	7,165,403

See accompanying notes which are an integral part of these financial statements.

MILLER CONVERTIBLE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 98.9% (Continued)
	RETAIL - DISCRETIONARY — 3.5% (Continued)
9,000,000	Patrick Industries, Inc.	1.7500	12/01/28	$8,525,875
				24,391,673
	SEMICONDUCTORS — 2.5%
11,000,000	Broadcom, Inc. - Citigroup Global Markets Holdings, Inc. Synthetic(e)	5.4650	12/01/25	14,611,300
3,000,000	Vishay Intertechnology, Inc.(c)	2.2500	09/15/30	2,746,559
				17,357,859
	SOFTWARE — 4.6%
16,000,000	Akamai Technologies, Inc.	0.3750	09/01/27	16,298,681
5,000,000	Akamai Technologies, Inc.(c)	1.1250	02/15/29	4,922,549
100,000	Five9, Inc.	0.5000	06/01/25	91,510
12,000,000	Nice Ltd.(a)	6.3000	09/15/25	10,702,418
				32,015,158
	SPECIALTY FINANCE — 4.2%
15,000,000	Bread Financial Holdings, Inc.(c)	4.2500	06/15/28	13,604,674
17,000,000	Target Corporation - Morgan Stanley Finance LLC Synthetic(e)	5.3246	09/26/25	15,494,650
				29,099,324
	TECHNOLOGY HARDWARE — 4.2%
13,000,000	Lumentum Holdings, Inc.	0.5000	12/15/26	10,607,043
100,000	Viavi Solutions, Inc.	1.0000	03/01/24	98,174
20,000,000	Viavi Solutions, Inc.(c)	1.6250	03/15/26	18,288,847
				28,994,064
	TECHNOLOGY SERVICES — 1.0%
100,000	Block, Inc.	0.1250	03/01/25	92,294
500,000	CSG Systems International, Inc.(c)	3.8750	09/15/28	466,302
100,000	Euronet Worldwide, Inc. Synthetic(e)	5.4000	03/15/49	92,057
7,000,000	International Business Machines Corporation - JPMorgan Chase Financial Company, LLC Synthetic(e)	1.0200	06/29/28	5,948,600
100,000	Visa, Inc. - Barclays Bank PLC Synthetic(e)	1.2800	02/18/25	103,630
				6,702,883
	TRANSPORTATION & LOGISTICS — 6.4%
16,000,000	Air Transport Services Group, Inc.(c)	3.8750	08/15/29	14,775,835
25,000,000	JetBlue Airways Corporation	0.5000	04/01/26	15,691,971
100,000	Southwest Airlines Company	1.2500	05/01/25	95,300
15,000,000	World Kinect Corporation(c)	3.2500	07/01/28	13,441,367
				44,004,473

See accompanying notes which are an integral part of these financial statements.

MILLER CONVERTIBLE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 98.9% (Continued)
	TRANSPORTATION EQUIPMENT — 2.3%
18,000,000	Greenbrier Companies, Inc.	2.8750	04/15/28	$15,611,817

	TOTAL CONVERTIBLE BONDS (Cost $728,242,206)			682,610,647

	CORPORATE BONDS — 0.0%(b)
	SOFTWARE — 0.0%(b)
100,000	Microsoft Corporation	2.8750	02/06/24	99,293

	TECHNOLOGY HARDWARE — 0.0%(b)
100,000	Apple, Inc.	2.8500	05/11/24	98,631

	TOTAL CORPORATE BONDS (Cost $197,916)			197,924

	U.S. GOVERNMENT & AGENCIES — 0.0%(b)
	U.S. TREASURY BILLS — 0.0%(b)
100,000	United States Treasury Bill(a)	5.1500	11/24/23	99,662
100,000	United States Treasury Bill(a)	5.2700	12/14/23	99,369
				199,031
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $199,037)			199,031

Shares
	SHORT-TERM INVESTMENTS — 1.8%
	MONEY MARKET FUNDS - 1.8%
12,536,536	BlackRock Liquidity Funds T-Fund, Institutional Class, 5.24% (Cost $12,536,536)(d)			12,536,536

	TOTAL INVESTMENTS - 100.7% (Cost $741,175,695)			$695,544,138
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%			(4,702,778)
	NET ASSETS - 100.0%			$690,841,360

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Zero coupon bond; rate disclosed is the effective yield as of October 31, 2023.

(b)	Percentage rounds to less than 0.1%.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023 the total market value of 144A securities is $114,206,179 or 16.5% of net assets.

(d)	Rate disclosed is the seven-day effective yield as of October 31, 2023.

(e)	Interest rate represents the comparable yield on the contingent payment debt instrument. See Note 2.

See accompanying notes which are an integral part of these financial statements.

MILLER CONVERTIBLE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

PORTFOLIO ANALYSIS
As of October 31, 2023
	% of Net
Sector	Assets
Health Care	24.0%
Industrials	18.4%
Consumer Discretionary	13.9%
Communications	13.4%
Technology	12.3%
Energy	7.4%
Consumer Staples	2.2%
Utilities	2.2%
Financials	2.0%
Real Estate	1.6%
Materials	1.5%
U.S. Treasury Obligations	0.0	% *
Short-Term Investments	1.8%
Liabilities in Excess of Other Assets	(0.7)%
	100.0%

*	Less than 0.1%.

See accompanying notes which are an integral part of these financial statements.

MILLER CONVERTIBLE PLUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 105.8%
	AUTOMOTIVE — 2.1%
1,500,000	Ford Motor Company(a)	3.9200	03/15/26	$1,369,214

	BASIC INDUSTRY — 2.6%
1,750,000	Dow, Inc. - Bank of America Finance LLC Synthetic(d) (e)	2.6410	06/18/24	1,702,225

	BEVERAGES — 2.0%
1,500,000	PepsiCo, Inc. - Citigroup Global Markets Holdings, Inc. Synthetic(d)(e)	1.4930	12/30/27	1,299,000

	BIOTECH & PHARMA — 12.5%
1,500,000	BioMarin Pharmaceutical, Inc.	1.2500	05/15/27	1,436,393
1,750,000	Halozyme Therapeutics, Inc. (e)	0.2500	03/01/27	1,431,456
2,000,000	Ironwood Pharmaceuticals, Inc.	1.5000	06/15/26	1,925,970
2,000,000	Jazz Investments I Ltd.	2.0000	06/15/26	2,030,459
1,250,000	Merck & Co., Inc. - UBS AG Synthetic(d)(e)	1.7721	05/25/28	1,280,000
				8,104,278
	CABLE & SATELLITE — 1.9%
1,250,000	Liberty Broadband Corporation Synthetic(b) (d)	7.2500	03/31/53	1,240,065

	ELECTRIC UTILITIES — 6.4%
1,000,000	NextEra Energy Partners, L.P.(a),(b)(e)	8.000	11/15/25	854,568
1,500,000	Ormat Technologies, Inc.	2.5000	07/15/27	1,364,891
2,100,000	PPL Capital Funding, Inc.(b)(e)	2.8750	03/15/28	1,925,879
				4,145,338
	ELECTRICAL EQUIPMENT — 5.6%
2,100,000	Advanced Energy Industries, Inc.(b)	2.5000	09/15/28	1,941,036
2,000,000	Itron, Inc.(a)(e)	7.2200	03/15/26	1,695,352
				3,636,388
	ENGINEERING & CONSTRUCTION — 6.3%
2,000,000	Fluor Corporation(b)(e)	1.1250	08/15/29	1,930,763
2,000,000	Granite Construction, Inc.(b)	3.7500	05/15/28	2,156,377
				4,087,140
	ENTERTAINMENT CONTENT — 2.9%
2,100,000	IMAX Corporation(e)	0.5000	04/01/26	1,909,101

See accompanying notes which are an integral part of these financial statements.

MILLER CONVERTIBLE PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 105.8% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 1.5%
1,000,000	PetIQ, Inc.	4.0000	06/01/26	$960,749

	INTERNET MEDIA & SERVICES — 10.7%
1,845,000	Alphabet, Inc. - UBS AG Synthetic(d)	5.8400	09/25/26	1,772,676
2,000,000	Amazon.com, Inc. - JPMorgan Chase Financial Company, LLC Synthetic(d)(e)	4.9800	09/24/25	2,020,800
2,100,000	Uber Technologies, Inc.(a)	4.3200	12/15/25	1,919,821
1,250,000	Zillow Group, Inc.	2.7500	05/15/25	1,219,489
				6,932,786
	LEISURE PRODUCTS — 2.8%
2,000,000	LCI Industries	1.1250	05/15/26	1,812,221

	MACHINERY — 4.9%
2,000,000	Cummins, Inc. - Barclays Bank PLC Synthetic(d)(e)	4.9100	02/12/26	1,815,800
1,500,000	John Bean Technologies Corporation	0.2500	05/15/26	1,349,860
				3,165,660
	MEDICAL EQUIPMENT & DEVICES — 7.8%
2,000,000	Dexcom, Inc.(b)(e)	0.3750	05/15/28	1,764,118
1,750,000	Insulet Corporation	0.3750	09/01/26	1,621,102
1,750,000	Shockwave Medical, Inc.(b)(e)	1.0000	08/15/28	1,696,805
				5,082,025
	METALS & MINING — 3.0%
3,000,000	Century Aluminum Company	2.7500	05/01/28	1,938,842

	OIL & GAS — 1.9%
1,200,000	Shell PLC - BofA Finance, LLC Synthetic(d) (e)	4.5500	12/18/25	1,224,480

	REAL ESTATE INVESTMENT TRUSTS — 2.4%
1,750,000	HAT Holdings I, LLC / HAT Holdings II, LLC(b)(e)	3.7500	08/15/28	1,526,603

	RENEWABLE ENERGY — 2.0%
1,500,000	SolarEdge Technologies, Inc.(a)(e)	7.5900	09/15/25	1,307,908

See accompanying notes which are an integral part of these financial statements.

MILLER CONVERTIBLE PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 105.8% (Continued)
	SEMICONDUCTORS — 4.9%
1,000,000	Broadcom, Inc. - Citigroup Global Markets Holdings, Inc. Synthetic(d)(e)	5.4650	12/01/25	$1,328,300
2,000,000	Vishay Intertechnology, Inc.(b)	2.2500	09/15/30	1,831,039
				3,159,339
	SOFTWARE — 5.9%
2,000,000	Akamai Technologies, Inc. (e)	0.3750	09/01/27	2,037,336
2,000,000	Nice Ltd.(a)	6.3000	09/15/25	1,783,736
				3,821,072
	SPECIALTY FINANCE — 1.4%
1,000,000	Bread Financial Holdings, Inc.(b)(e)	4.2500	06/15/28	906,978

	TECHNOLOGY HARDWARE — 2.5%
1,750,000	Viavi Solutions, Inc.(b)	1.6250	03/15/26	1,600,274

	TECHNOLOGY SERVICES — 2.2%
1,500,000	CSG Systems International, Inc.(b)	3.8750	09/15/28	1,398,905

	TRANSPORTATION & LOGISTICS — 7.3%
2,100,000	Air Transport Services Group, Inc.(b)(e)	3.8750	08/15/29	1,939,327
1,500,000	Southwest Airlines Company	1.2500	05/01/25	1,429,495
1,500,000	World Kinect Corporation(b)	3.2500	07/01/28	1,344,137
				4,712,959
	TRANSPORTATION EQUIPMENT — 2.3%
1,750,000	Greenbrier Companies, Inc.	2.8750	04/15/28	1,517,816

	TOTAL CONVERTIBLE BONDS (Cost $72,855,425)			68,561,366

Shares
	SHORT-TERM INVESTMENTS — 0.1%
	MONEY MARKET FUNDS - 0.1%
50,503	BlackRock Liquidity Funds T-Fund, Institutional Class, 5.24% (Cost $50,503)(c)			50,503

See accompanying notes which are an integral part of these financial statements.

MILLER CONVERTIBLE PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Fair Value
TOTAL INVESTMENTS - 105.9% (Cost $72,905,928)	$68,611,869
LIABILITIES IN EXCESS OF OTHER ASSETS - (5.9)%	(3,846,830)
NET ASSETS - 100.0%	$64,765,039

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Zero coupon bond; rate disclosed is the effective yield as of October 31, 2023.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023 the total market value of 144A securities is $24,056,874 or 37.1% of net assets.

(c)	Rate disclosed is the seven-day effective yield as of October 31, 2023.

(d)	Interest rate represents the comparable yield on the contingent payment debt instrument. See Note 2.

(e)	All or a portion of this security is segregated as collateral for the Loan Payable as of October 31, 2023; total fair value amount of collateral was $31,596,799.

See accompanying notes which are an integral part of these financial statements.

MILLER CONVERTIBLE PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

PORTFOLIO ANALYSIS
As of October 31, 2023
% of Net
Sector	Assets
Industrials	29.1%
Health Care	21.8%
Communications	15.6%
Technology	15.4%
Consumer Discretionary	6.9%
Utilities	6.4%
Energy	3.9%
Materials	3.0%
Real Estate	2.3%
Financials	1.4%
Short-Term Investments	0.1%
Liabilities in Excess of Other Assets	(5.9)%
100.0%

See accompanying notes which are an integral part of these financial statements.

MILLER INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 87.9%
	AEROSPACE & DEFENSE — 1.8%
3,000,000	Kaman Corporation	3.2500	05/01/24	$2,922,592

	AUTOMOTIVE — 2.0%
3,500,000	Ford Motor Company(a)	3.9200	03/15/26	3,194,832

	BASIC INDUSTRY — 1.5%
2,500,000	Dow, Inc. - Bank of America Finance LLC Synthetic(e)	2.6410	06/18/24	2,431,750

	BIOTECH & PHARMA — 14.2%
3,500,000	AbbVie, Inc. - Goldman Sachs Finance Corp. Synthetic(e)	1.4700	02/03/28	3,327,100
4,000,000	BioMarin Pharmaceutical, Inc.	1.2500	05/15/27	3,830,383
4,000,000	Halozyme Therapeutics, Inc.	0.2500	03/01/27	3,271,900
2,500,000	Ironwood Pharmaceuticals, Inc.	1.5000	06/15/26	2,407,463
3,900,000	Jazz Investments I Ltd.	2.0000	06/15/26	3,959,393
2,000,000	Johnson & Johnson - Citigroup Global Markets Holdings, Inc. Synthetic(e)	1.5470	10/25/27	1,654,400
2,000,000	Merck & Co., Inc. - Goldman Sachs Financial Corp. Synthetic(e)	1.5700	02/24/28	1,941,800
3,000,000	Pacira BioSciences, Inc.	0.7500	08/01/25	2,698,806
				23,091,245
	CABLE & SATELLITE — 2.1%
3,500,000	Liberty Broadband Corporation Synthetic(b)(e)	7.2500	03/31/53	3,472,182

	ELECTRIC UTILITIES — 3.5%
3,500,000	NextEra Energy Partners, L.P.(a),(b)	—	11/15/25	2,990,990
1,000,000	Ormat Technologies, Inc.	2.5000	07/15/27	909,927
2,000,000	PPL Capital Funding, Inc.(b)	2.8750	03/15/28	1,834,170
				5,735,087
	ELECTRICAL EQUIPMENT — 1.9%
3,600,000	Itron, Inc.(a)	8.0000	03/15/26	3,051,634

	ENGINEERING & CONSTRUCTION — 1.7%
2,500,000	Granite Construction, Inc.(b)	3.7500	05/15/28	2,695,472

See accompanying notes which are an integral part of these financial statements.

MILLER INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 87.9% (Continued)
	ENTERTAINMENT CONTENT — 2.1%
3,800,000	IMAX Corporation	0.5000	04/01/26	$3,454,565

	HEALTH CARE FACILITIES & SERVICES — 1.7%
2,800,000	PetIQ, Inc.	4.0000	06/01/26	2,690,097

	INTERNET MEDIA & SERVICES — 9.4%
2,700,000	Airbnb, Inc.(a)	6.2300	03/15/26	2,339,287
4,400,000	Alphabet, Inc. - UBS AG Synthetic(a)	5.8400	09/25/26	4,227,520
4,300,000	Amazon.com, Inc. - JPMorgan Chase Financial Company, LLC Synthetic(a)	4.9800	09/24/25	4,344,719
3,800,000	Uber Technologies, Inc.(a)	4.3200	12/15/25	3,473,961
1,000,000	Zillow Group, Inc.	2.7500	05/15/25	975,591
				15,361,078
	LEISURE / ENTERTAINMENT — 2.1%
3,800,000	Walt Disney Company - Morgan Stanley Finance, LLC Synthetic(e)	5.0858	02/27/26	3,444,890

	LEISURE FACILITIES & SERVICES — 2.9%
3,000,000	Cheesecake Factory, Inc.	0.3750	06/15/26	2,492,962
2,700,000	Cracker Barrel Old Country Store, Inc.	0.6250	06/15/26	2,238,250
				4,731,212
	LEISURE PRODUCTS — 2.3%
4,200,000	LCI Industries	1.1250	05/15/26	3,805,664

	MACHINERY — 3.0%
4,300,000	Cummins, Inc. - Barclays Bank PLC Synthetic(e)	4.9100	02/12/26	3,903,970
1,081,000	John Bean Technologies Corporation	0.2500	05/15/26	972,799
				4,876,769
	MEDICAL EQUIPMENT & DEVICES — 2.2%
1,500,000	Dexcom, Inc.	0.2500	11/15/25	1,423,900
2,500,000	Haemonetics Corporation(a)	6.7500	03/01/26	2,146,660
				3,570,560
	METALS & MINING — 0.4%
1,000,000	Century Aluminum Company	2.7500	05/01/28	646,281

See accompanying notes which are an integral part of these financial statements.

MILLER INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 87.9% (Continued)
	OIL & GAS — 2.4%
3,800,000	Shell PLC - BofA Finance, LLC Synthetic(e)	4.5500	12/18/25	$3,877,520

	REAL ESTATE INVESTMENT TRUSTS — 1.4%
2,400,000	HAT Holdings I, LLC / HAT Holdings II, LLC(a),(b)	3.1600	05/01/25	2,290,427

	RENEWABLE ENERGY — 3.2%
2,600,000	Enphase Energy, Inc.(a)	7.0600	03/01/26	2,217,360
3,500,000	SolarEdge Technologies, Inc.(a)	7.5900	09/15/25	3,051,785
				5,269,145
	RETAIL - DISCRETIONARY — 2.5%
2,200,000	Burlington Stores, Inc.	2.2500	04/15/25	2,126,763
2,000,000	Patrick Industries, Inc.	1.7500	12/01/28	1,894,639
				4,021,402
	SEMICONDUCTORS — 1.1%
1,300,000	Broadcom, Inc. - Citigroup Global Markets Holdings, Inc. Synthetic(e)	5.4650	12/01/25	1,726,790

	SOFTWARE — 4.1%
4,000,000	Akamai Technologies, Inc.	0.3750	09/01/27	4,074,670
3,000,000	Nice Ltd.(a)		09/15/25	2,675,604
				6,750,274
	SPECIALTY FINANCE — 3.6%
2,800,000	Bread Financial Holdings, Inc.(b)	4.2500	06/15/28	2,539,539
3,700,000	Target Corporation - Morgan Stanley Finance LLC Synthetic(e)	5.3246	09/26/25	3,372,365
				5,911,904
	TECHNOLOGY HARDWARE — 3.0%
2,500,000	Lumentum Holdings, Inc.	0.5000	12/15/26	2,039,816
3,200,000	Viavi Solutions, Inc.(b)	1.6250	03/15/26	2,926,216
				4,966,032
	TECHNOLOGY SERVICES — 4.0%
1,800,000	CSG Systems International, Inc.(b)	3.8750	09/15/28	1,678,686
2,000,000	Euronet Worldwide, Inc. Synthetic(e)	5.4000	03/15/49	1,841,145
3,500,000	International Business Machines Corporation - JPMorgan Chase Financial Company, LLC Synthetic(e)	1.0200	06/29/28	2,974,300
				6,494,131

See accompanying notes which are an integral part of these financial statements.

MILLER INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 87.9% (Continued)
	TRANSPORTATION & LOGISTICS — 5.7%
3,000,000	Air Transport Services Group, Inc.(b)	3.8750	08/15/29	$2,770,469
4,800,000	JetBlue Airways Corporation	0.5000	04/01/26	3,012,859
4,000,000	World Kinect Corporation(b)	3.2500	07/01/28	3,584,364
				9,367,692
	TRANSPORTATION EQUIPMENT — 2.1%
4,000,000	Greenbrier Companies, Inc.	2.8750	04/15/28	3,469,293

	TOTAL CONVERTIBLE BONDS (Cost $149,746,080)			143,320,520

	CORPORATE BONDS — 11.1%
	AEROSPACE & DEFENSE — 0.1%
100,000	General Dynamics Corporation	2.3750	11/15/24	96,679

	AUTOMOTIVE — 0.1%
100,000	Toyota Motor Credit Corporation	1.4500	01/13/25	95,259

	BIOTECH & PHARMA — 0.6%
1,000,000	Pfizer Investment Enterprises Pte Ltd.	4.6500	05/19/25	987,710

	DIVERSIFIED INDUSTRIALS — 0.1%
100,000	Honeywell International, Inc.	4.8500	11/01/24	99,277

	FOOD — 0.1%
100,000	Nestle Holdings, Inc.(b)	4.0000	09/12/25	97,931

	GAS & WATER UTILITIES — 0.1%
100,000	Eastern Energy Gas Holdings, LLC	2.5000	11/15/24	96,414
100,000	Southern California Gas Company	3.1500	09/15/24	97,664
				194,078
	HEALTH CARE FACILITIES & SERVICES — 0.2%
400,000	UnitedHealth Group, Inc.	3.5000	02/15/24	397,544

See accompanying notes which are an integral part of these financial statements.

MILLER INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 11.1% (Continued)
	HOUSEHOLD PRODUCTS — 0.1%
100,000	Estee Lauder Companies, Inc.	2.0000	12/01/24	$96,338

	LEISURE FACILITIES & SERVICES — 2.4%
4,000,000	McDonald’s Corporation	3.2500	06/10/24	3,937,603

	MACHINERY — 0.7%
100,000	Caterpillar Financial Services Corporation	2.1500	11/08/24	96,640
100,000	Caterpillar Financial Services Corporation	3.2500	12/01/24	97,622
619,000	Caterpillar, Inc.	3.4000	05/15/24	611,655
100,000	John Deere Capital Corporation	2.6000	03/07/24	98,976
300,000	John Deere Capital Corporation	3.3500	06/12/24	296,055
				1,200,948
	OIL & GAS PRODUCERS — 0.1%
100,000	Exxon Mobil Corporation	2.9920	03/19/25	96,760

	OIL & GAS SERVICES & EQUIPMENT — 0.0%(c)
100,000	Schlumberger Holdings Corporation(b)	3.7500	05/01/24	98,966

	RETAIL - CONSUMER STAPLES — 0.0%(c)
100,000	Target Corporation	2.2500	04/15/25	95,547
100,000	Walmart, Inc.	2.8500	07/08/24	98,216
				193,763
	RETAIL - DISCRETIONARY — 0.1%
100,000	Home Depot, Inc. (The)	2.7000	04/15/25	96,245

	SEMICONDUCTORS — 0.2%
200,000	Analog Devices, Inc.	2.9500	04/01/25	192,678
100,000	Texas Instruments, Inc.	4.7000	11/18/24	99,162
				291,840
	SOFTWARE — 3.1%
5,000,000	Microsoft Corporation	2.8750	02/06/24	4,964,650

	TECHNOLOGY HARDWARE — 3.0%
5,000,000	Apple, Inc.	2.8500	05/11/24	4,931,559

See accompanying notes which are an integral part of these financial statements.

MILLER INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 11.1% (Continued)
	TECHNOLOGY SERVICES — 0.1%
100,000	International Business Machines Corporation	3.0000	05/15/24	$98,529

	TRANSPORTATION & LOGISTICS — 0.1%
100,000	United Parcel Service, Inc.	2.2000	09/01/24	97,185
100,000	United Parcel Service, Inc.	2.8000	11/15/24	97,209
				194,394
	TOTAL CORPORATE BONDS (Cost $18,186,113)			18,170,073

Shares
	SHORT-TERM INVESTMENTS — 1.2%
	MONEY MARKET FUNDS - 1.2%
1,942,406	BlackRock Liquidity Funds T-Fund, Institutional Class, 5.24% (Cost $1,942,406)(d)			1,942,406

	TOTAL INVESTMENTS - 100.2% (Cost $169,874,599)			$163,432,999
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%			(302,009)
	NET ASSETS - 100.0%			$163,130,990

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Zero coupon bond; rate disclosed is the effective yield as of October 31, 2023.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023 the total market value of 144A securities is $26,979,412 or 16.5% of net assets.

(c)	Percentage rounds to less than 0.1%.

(d)	Rate disclosed is the seven-day effective yield as of October 31, 2023.

(e)	Interest rate represents the comparable yield on the contingent payment debt instrument. See Note 2.

See accompanying notes which are an integral part of these financial statements.

MILLER INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

PORTFOLIO ANALYSIS
As of October 31, 2023
% of Net
Sector	Assets
Health Care	18.9%
Industrials	18.6%
Technology	18.5%
Consumer Discretionary	14.3%
Communications	13.7%
Energy	5.7%
Utilities	3.6%
Consumer Staples	2.3%
Financials	1.6%
Real Estate	1.4%
Materials	0.4%
Short-Term Investments	1.2%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

See accompanying notes which are an integral part of these financial statements.

Miller Funds
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2023

	Miller	Miller	Miller
	Convertible	Convertible	Intermediate
	Bond Fund	Plus Fund	Bond Fund
Assets:
Investments in Securities at Cost	$741,175,695	$72,905,928	$169,874,599
Investments in Securities at Fair Value	$695,544,138	$68,611,869	$163,432,999
Receivable for Securities Sold	—	216,213	634,303
Receivable for Fund Shares Sold	335,788	—	100,723
Interest Receivable	2,131,272	301,615	686,612
Prepaid Expenses and Other Assets	59,035	16,010	18,738
Total Assets	698,070,233	69,145,707	164,873,375

Liabilities:
Payable for Securities Purchased	5,355,373	183,882	1,483,469
Loan Payable	—	4,000,000	—
Accrued Advisory Fees	453,640	56,254	104,569
Interest Payable	—	38,333	—
Accrued Distribution Fees	43,874	—	—
Payable for Fund Shares Redeemed	1,125,306	76,157	101,443
Accrued Expenses and Other Liabilities	250,680	26,042	52,904
Total Liabilities	7,228,873	4,380,668	1,742,385

Net Assets	$690,841,360	$64,765,039	$163,130,990

Composition of Net Assets:
At October 31, 2023, Net Assets consisted of:
Paid-in-Capital	$785,571,042	$80,808,446	$178,115,815
Accumulated Deficits	(94,729,682)	(16,043,407)	(14,984,825)
Net Assets	$690,841,360	$64,765,039	$163,130,990

Net Asset Value Per Share
Class A Shares
Net Assets	$37,207,750	—	—
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	3,146,794	—	—
Net Asset Value and Redemption Price per Share	$11.82	—	—
Maximum Offering Price Per Share (Includes a Maximum Sales Charge of 3.75%)	$12.28	—	—

Class I Shares
Net Assets	$622,382,356	$64,765,039	$163,130,990
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	52,825,273	3,366,349	10,834,543
Net Asset Value, Offering and Redemption Price per Share	$11.78	$19.24	$15.06

Class C Shares
Net Assets	$31,251,254	—	—
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	2,678,730	—	—
Net Asset Value, Offering and Redemption Price per Share	$11.67	—	—

The accompanying notes are an integral part of these financial statements.

Miller Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2023

	Miller	Miller	Miller
	Convertible	Convertible	Intermediate
	Bond Fund	Plus Fund	Bond Fund
Investment Income:
Interest Income	$16,304,731	$2,261,101	$4,679,843
Total Investment Income	16,304,731	2,261,101	4,679,843

Expenses:
Investment Advisory Fees	5,892,540	935,316	1,194,727
Distribution Fees (Class A)	200,069	—	—
Distribution Fees (Class C)	376,679	—	—
Third Party Administrative Services Fees	636,774	43,703	110,353
Administration Fees	292,201	49,674	80,334
Transfer Agent Fees	210,307	26,489	34,055
Trustees’ Fees	187,882	17,156	30,842
Audit Fees	113,297	10,590	23,608
Registration and Filing Fees	84,368	25,353	28,696
Custodian Fees	80,282	21,239	20,512
Legal Fees	55,973	5,622	11,927
Printing Expense	45,528	5,079	7,633
Chief Compliance Officer Fees	40,975	3,039	7,843
Insurance Expense	40,321	825	5,516
Interest Expense	—	1,250,243	—
Miscellaneous Expenses	68,940	7,250	12,844
Total Expenses	8,326,136	2,401,578	1,568,890
Less: Fees Waived by Adviser	—	—	(11,221)
Net Expenses	8,326,136	2,401,578	1,557,669
Net Investment Income (Loss)	7,978,595	(140,477)	3,122,174

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on:
Investments	(20,028,799)	(3,968,074)	(3,885,185)
Total Net Realized Loss	(20,028,799)	(3,968,074)	(3,885,185)

Net Change in Unrealized Appreciation on:
Investments	14,785,899	3,278,156	2,570,865
Total Net Change in Unrealized Appreciation	14,785,899	3,278,156	2,570,865
Net Realized and Unrealized Loss on Investments	(5,242,900)	(689,918)	(1,314,320)

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,735,695	$(830,395)	$1,807,854

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2023	October 31, 2022
Operations:
Net Investment Income	$7,978,595	$4,606,297
Net Realized Gain (Loss) on Investments	(20,028,799)	24,926,049
Net Change in Unrealized Appreciation (Depreciation) on Investments	14,785,899	(117,660,210)
Net Increase (Decrease) in Net Assets Resulting From Operations	2,735,695	(88,127,864)

Distributions to Shareholders From:
Total Distributions Paid
Class A ($0.34 and $1.04 per share, respectively)	(1,077,705)	(3,253,855)
Class I ($0.40 and $1.09 per share, respectively)	(22,528,881)	(66,826,242)
Class C ($0.28 and $0.98 per share, respectively)	(843,033)	(3,673,361)
Total Distributions to Shareholders	(24,449,619)	(73,753,458)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	5,424,943	15,233,141
Distributions Reinvested	993,776	2,980,491
Cost of Shares Redeemed	(8,978,937)	(10,020,905)
Total Class A Shares	(2,560,218)	8,192,727
Class I
Proceeds from Shares Issued	106,160,680	249,427,346
Distributions Reinvested	16,627,938	52,915,783
Cost of Shares Redeemed	(245,377,818)	(265,500,744)
Total Class I Shares	(122,589,200)	36,842,385
Class C
Proceeds from Shares Issued	652,505	3,683,990
Distributions Reinvested	748,831	3,369,090
Cost of Shares Redeemed	(12,005,133)	(15,704,144)
Total Class C Shares	(10,603,797)	(8,651,064)
Total Beneficial Interest Transactions	(135,753,215)	36,384,048

Decrease in Net Assets	(157,467,139)	(125,497,274)

Net Assets:
Beginning of Year	848,308,499	973,805,773
End of Year	$690,841,360	$848,308,499

SHARE ACTIVITY
Class A:
Shares Issued	438,215	1,100,658
Shares Reinvested	81,506	221,299
Shares Redeemed	(731,264)	(755,752)
Net increase (decrease) in shares of beneficial interest outstanding	(211,543)	566,205

Class I:
Shares Issued	8,633,441	18,850,230
Shares Reinvested	1,367,967	3,937,694
Shares Redeemed	(19,966,099)	(20,275,088)
Net increase (decrease) in shares of beneficial interest outstanding	(9,964,691)	2,512,836

Class C:
Shares Issued	53,145	278,449
Shares Reinvested	62,280	251,375
Shares Redeemed	(985,960)	(1,156,000)
Net decrease in shares of beneficial interest outstanding	(870,535)	(626,176)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2023	October 31, 2022
Operations:
Net Investment Loss	$(140,477)	$(439,798)
Net Realized Loss on Investments and Options	(3,968,074)	(2,043,498)
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,278,156	(10,840,255)
Net Increase (Decrease) in Net Assets Resulting From Operations	(830,395)	(13,323,551)

Total Distributions Paid
Class I ($0.55 and $2.84 per share, respectively)	(2,062,554)	(12,903,955)
Total Distributions to Shareholders	(2,062,554)	(12,903,955)

Beneficial Interest Transactions:
Class I
Proceeds from Shares Issued	2,068,934	6,649,520
Distributions Reinvested	1,989,045	12,446,293
Cost of Shares Redeemed	(20,013,978)	(29,140,769)
Total Class I Shares	(15,955,999)	(10,044,956)

Decrease in Net Assets	(18,848,948)	(36,272,462)

Net Assets:
Beginning of Year	83,613,987	119,886,449
End of Year	$64,765,039	$83,613,987

SHARE ACTIVITY
Class I:
Shares Issued	101,176	288,959
Shares Reinvested	100,643	524,521
Shares Redeemed	(985,373)	(1,280,949)
Net decrease in shares of beneficial interest outstanding	(783,554)	(467,469)

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2023	October 31, 2022
Operations:
Net Investment Income	$3,122,174	$1,256,429
Net Realized Gain (Loss) on Investments	(3,885,185)	472,063
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,570,865	(10,671,379)
Net Increase (Decrease) in Net Assets Resulting From Operations	1,807,854	(8,942,887)

Total Distributions Paid
Class I ($0.52 and $1.00 per share, respectively)	(5,180,224)	(7,450,391)
Total Distributions to Shareholders	(5,180,224)	(7,450,391)

Beneficial Interest Transactions:
Class I
Proceeds from Shares Issued	74,726,076	76,881,275
Distributions Reinvested	4,997,991	6,895,309
Cost of Shares Redeemed	(40,954,529)	(67,309,978)
Total Class I Shares	38,769,538	16,466,606

Increase in Net Assets	35,397,168	73,328

Net Assets:
Beginning of Year	127,733,822	127,660,494
End of Year	$163,130,990	$127,733,822

SHARE ACTIVITY
Class I:
Shares Issued	4,803,826	4,744,214
Shares Reinvested	322,458	416,469
Shares Redeemed	(2,621,061)	(4,117,106)
Net increase in shares of beneficial interest outstanding	2,505,223	1,043,577

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2023

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(830,395)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(116,458,604)
Proceeds from sales of investments	160,628,995
Sales of short term investments, net	3,941,247
Net realized gain from investments	3,968,074
Net change in unrealized appreciation (depreciation) from investments	(3,278,156)
Net accretion of discounts	(1,075,650)

Changes in assets and liabilities
(Increase)/decrease in assets:
Dividend and interest receivable	108,551
Receivable for securities sold	(216,213)
Prepaid expenses and other assets	(3,592)
Increase/(decrease) in liabilities:
Interest payable	(188,738)
Accrued advisory fees	(34,708)
Payable for securities purchased	(648,221)
Accrued expenses and other liabilities	(4,719)
Net cash provided by operating activities	45,907,871

Cash flows from financing activities:
Proceeds from revolving credit line/asset based financing agreement payable to bank	28,000,000
Repayment of borrowings under revolving credit line/asset based financing agreement payable	(56,000,000)
Proceeds from shares sold	2,093,934
Payment on shares redeemed	(20,163,488)
Cash distributions paid	(73,509)
Net cash used in financing activities	(46,143,063)

Net decrease in cash	(235,192)
Cash & Restricted Cash at beginning of year	235,192
Cash & Restricted Cash at end of year	$—

Cash	—
Restricted Cash
Segregated Cash - Collateral for Loan	—
Total Cash and Restricted Cash	$—

Noncash or supplementary financing activities consist of:
Reinvestment of dividends	$1,989,045
Interest paid	$1,438,981

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A

	Year Ended October 31,
	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$12.21	$14.53	$13.78	$12.56	$12.42
Increase (decrease) from operations:
Net investment income (loss) (a)	0.07	0.01	(0.05)	0.05	0.10
Net gain (loss) from securities (both realized and unrealized)	(0.12)	(1.29)	1.49	1.48	0.54
Total from operations	(0.05)	(1.28)	1.44	1.53	0.64

Distributions to shareholders from:
Net investment income	(0.34)	(0.43)	(0.64)	(0.31)	(0.29)
Net realized gain	—	(0.61)	(0.05)	—	(0.21)
Total distributions	(0.34)	(1.04)	(0.69)	(0.31)	(0.50)

Net Asset Value, End of Year	$11.82	$12.21	$14.53	$13.78	$12.56

Total Return (b)	(0.51)%	(9.45)%	10.54%	12.33%	5.37%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$37,208	$41,006	$40,582	$53,385	$68,437
Ratio of expenses to average net assets	1.49%	1.47%	1.46%	1.49%	1.47%
Ratio of net investment income (loss) to average net assets	0.59%	0.09%	(0.36)%	0.40%	0.80%
Portfolio turnover rate	75%	73%	98%	94%	81%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I

	Year Ended October 31,
	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$12.18	$14.49	$13.75	$12.55	$12.41
Increase (decrease) from operations:
Net investment income (a)	0.13	0.08	0.02	0.12	0.16
Net gain (loss) from securities (both realized and unrealized)	(0.13)	(1.30)	1.49	1.47	0.54
Total from operations	—	(1.22)	1.51	1.59	0.70

Distributions to shareholders from:
Net investment income	(0.40)	(0.48)	(0.72)	(0.39)	(0.35)
Net realized gain	—	(0.61)	(0.05)	—	(0.21)
Total distributions	(0.40)	(1.09)	(0.77)	(0.39)	(0.56)

Net Asset Value, End of Year	$11.78	$12.18	$14.49	$13.75	$12.55

Total Return (b)	(0.10)%	(8.95)%	11.04%	12.93%	5.90%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$622,382	$764,478	$873,184	$619,010	$640,466
Ratio of expenses to average net assets	0.99%	0.97%	0.96%	0.99%	0.97%
Ratio of net investment income to average net assets	1.09%	0.57%	0.13%	0.89%	1.30%
Portfolio turnover rate	75%	73%	98%	94%	81%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C

	Year Ended October 31,
	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$12.07	$14.38	$13.64	$12.45	$12.31
Increase (decrease) from operations:
Net investment income (loss) (a)	0.01	(0.06)	(0.13)	(0.01)	0.04
Net gain (loss) from securities (both realized and unrealized)	(0.13)	(1.27)	1.49	1.45	0.54
Total from operations	(0.12)	(1.33)	1.36	1.44	0.58

Distributions to shareholders from:
Net investment income	(0.28)	(0.37)	(0.57)	(0.25)	(0.23)
Net realized gain	—	(0.61)	(0.05)	—	(0.21)
Total distributions	(0.28)	(0.98)	(0.62)	(0.25)	(0.44)

Net Asset Value, End of Year	$11.67	$12.07	$14.38	$13.64	$12.45

Total Return (b)	(1.05)%	(9.82)%	9.99%	11.68%	4.92%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$31,251	$42,825	$60,040	$59,182	$62,012
Ratio of expenses to average net assets	1.99%	1.97%	1.96%	1.99%	1.97%
Ratio of net investment income (loss) to average net assets	0.09%	(0.45)%	(0.86)%	(0.10)%	0.30%
Portfolio turnover rate	75%	73%	98%	94%	81%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I

	Year Ended October 31,
	2023		2022		2021		2020		2019

Net Asset Value, Beginning of Year	$20.15		$25.96		$25.94		$23.05		$22.82
Increase from operations:
Net investment income (loss) (a)	(0.04)		(0.10)		(0.28)		0.00	(c)	(0.06)
Net gain (loss) from securities (both realized and unrealized)	(0.32)		(2.87)		2.43		3.31		1.53
Total from operations	(0.36)		(2.97)		2.15		3.31		1.47

Distributions to shareholders from:
Net investment income	(0.55)		(1.15)		(1.99)		(0.42)		(0.19)
Net realized gain	—		(1.69)		(0.14)		—		(1.05)
Total distributions	(0.55)		(2.84)		(2.13)		(0.42)		(1.24)

Net Asset Value, End of Year	$19.24		$20.15		$25.96		$25.94		$23.05

Total Return (b)	(1.86)%		(12.75)%		8.05%		14.54%		7.16%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$64,765		$83,614		$119,886		$118,943		$117,410
Ratio of expenses to average net assets,
before reimbursement	3.15	% (d)	2.73	% (d)	2.59	% (d)	2.96	% (d)	4.75%
net of reimbursement	3.15	% (d)	2.73	% (d), (e)	2.59	% (d), (e)	2.96	% (d), (e)	3.61%
Ratio of net investment income (loss) to average net assets	(0.18)%		(0.43)%		(1.03)%		0.01%		(0.26)%
Portfolio turnover rate	122%		100%		145%		127%		110%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the adviser not absorbed a portion of the expenses or recaptured expenses during certain periods, total returns would have been lower or higher, respectively.

(c)	Amount is less than $0.005 per share.

(d)	Ratio of expenses to average net assets includes borrowing costs not subject to the Expense Limitation Agreement as described in Note 3. Borrowing costs represented 1.64%, 0.93%, 0.64% and 1.01% of average net assets for year ended October 31, 2023, for the year ended October 31, 2022, year ended October 31, 2021 and year ended October 31, 2020, respectively.

(e)	Ratio includes expense recapture of prior years’ expense waivers/reimbursements in accordance with the Expense Limitation Agreement as described in Note 3. Recapture of prior years’ expense waivers/reimbursements represented 0.26%, 0.32% and 0.37% of average net assets for the year ended October 31, 2022, year ended October 31, 2021 and year ended October 31, 2020, respectively.

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I

	Year Ended October 31,
	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$15.34	$17.52	$16.64	$16.09	$16.08
Increase from operations:
Net investment income (a)	0.31	0.16	0.07	0.24	0.24
Net gain (loss) from securities (both realized and unrealized)	(0.07)	(1.34)	1.72	0.93	0.52
Total from operations	0.24	(1.18)	1.79	1.17	0.76

Distributions to shareholders from:
Net investment income	(0.52)	(0.49)	(0.91)	(0.62)	(0.29)
Net realized gain	—	(0.51)	—	—	(0.46)
Total distributions	(0.52)	(1.00)	(0.91)	(0.62)	(0.75)

Net Asset Value, End of Year	$15.06	$15.34	$17.52	$16.64	$16.09

Total Return (b)	1.48%	(7.08)%	10.83%	7.45%	5.08%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$163,131	$127,734	$127,660	$76,558	$115,893
Ratio of expenses to average net assets,
before reimbursement/recapture	0.98%	1.00%	0.98%	1.06%	1.20%
net of reimbursement/recapture	0.98%	0.95%	0.95%	0.95%	1.02%
Ratio of net investment income to average net assets	1.96%	1.00%	0.38%	1.46%	1.54%
Portfolio turnover rate	106%	79%	113%	106%	77%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the adviser not absorbed a portion of the expenses or recaptured expenses during certain periods, total returns would have been lower or higher, respectively.

The accompanying notes are an integral part of these financial statements.

Miller Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2023

1.	ORGANIZATION

The Miller Convertible Bond Fund (the “Convertible Bond Fund”), the Miller Convertible Plus Fund (the “Convertible Plus Fund”), and Miller Intermediate Bond Fund (the “Intermediate Bond Fund”) referred to collectively, as the “Funds”, are separate series of the Miller Investment Trust (the “Trust”), a Delaware statutory trust organized on September 28, 2007. The Trust is registered as an open-end management investment company. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. Convertible Bond Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital. Convertible Plus Fund’s primary investment objective is to use leverage to maximize total return comprising current income and capital appreciation. Intermediate Bond Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital.

The Convertible Bond Fund currently offers Class A, Class I and Class C shares of which Class A and Class I shares commenced operations on December 27, 2007 and Class C shares commenced operations on December 1, 2009. Convertible Plus Fund and Intermediate Bond Fund currently offer only Class I shares which commenced operations on December 31, 2014. On July 13, 2019, $987,053 and 42,539 shares of Class A and $250,886 and 10,970 shares of Class C shares of the Convertible Plus Fund were converted into 53,421 Class I shares of Convertible Plus Fund, and $937,238 and 58,646 shares of Class A and $323,384 and 20,140 shares of Class C of the Intermediate Bond Fund were converted into 78,883 Class I shares of Intermediate Bond Fund. Prior to July 13, 2019, the Convertible Plus Fund and Intermediate Bond Fund offered three classes of shares designated as Class A, Class C and Class I. Class A and Class C shares of the Convertible Plus Fund and Intermediate Bond Fund are no longer available for purchase. Class I and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 3.75% (5.75% through April 13, 2021). Each class of Convertible Bond Fund represents an interest in the same assets of the respective Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Convertible Bond Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Wellesley Asset Management, Inc. serves as the Funds’ investment adviser (the “Adviser”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies” including Accounting Standards Update 2013-08.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

Security Valuation – The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a sale price, at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities and long-term U.S. Treasury obligations (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in, or counterparty to, the securities and based on

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the Adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Funds’ holding. Short-term debt obligations that mature in 60 days or less, at the time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Investments in open-end investment companies are valued at net asset value. “Due to custodian” as listed on the Statement of Assets and Liabilities is recorded at cost and approximates fair value; it is classified as level 2 under the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price.

The Board of Trustees has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to each Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Adviser, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2023 for the Funds’ assets and liabilities measured at fair value:

Convertible Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$682,610,647	$—	$682,610,647
Corporate Bonds*		197,924	—	197,924
U.S. Government & Agencies	—	199,031	—	199,031
Short-Term Investments	12,536,536	—	—	12,536,536
Total Investments in Securities	$12,536,536	$683,007,602	$—	$695,544,138

Convertible Plus Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$68,561,366	$—	$68,561,366
Short-Term Investments*	50,503	$—	$—	50,503
Total Investments in Securities	$50,503	$68,561,366	$—	$68,611,869

Intermediate Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$143,320,520	$—	$143,320,520
Corporate Bonds*		18,170,073	—	18,170,073
Short-Term Investments	1,942,406	—	—	1,942,406
Total Investments in Securities	$1,942,406	$161,490,593	$—	$163,432,999

The Funds did not hold any Level 3 securities during the year.

*	Please refer to the Schedule of Investments for industry classifications.

Synthetic Convertible Bond Risk – A synthetic convertible bond security is a single security issued by an investment bank, broker-dealer or other financial institution that is designed to have the same attributes of a convertible security had it been issued by the designated underlying company. Like ordinary convertible bonds, a synthetic convertible bond is a fixed-income corporate debt security that yields interest payments with conversion features. Importantly, the credit rating of a synthetic convertible bond is based on the issuing financial institution’s credit rating and not the underlying company. Synthetic convertible bonds are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible bond may decline substantially if the counterparty’s creditworthiness deteriorates. The value of a synthetic convertible bond may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.

The Funds invest in synthetic convertible bonds which may be packaged by investment banks and brokerage firms. Synthetic convertible bonds include structured equity linked products that combine unrelated securities which together have the characteristics of convertible securities: a fixed-income component and a convertible component. The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as zero coupon, corporate or government bonds. The convertible component is achieved by investing in warrants or options to buy or sell common stock or various indices at a certain exercise price, or options on a stock index.

Synthetic convertible bonds also include index-linked and equity-linked convertible structured notes. Index-linked and equity-linked notes are securities, the value of which fluctuates based on the value of a basket of stocks or other securities (in the case of index-linked notes) or a single security (in the case of equity-linked notes). Many index-linked and equity-linked notes have a guarantee feature (usually supplied by a brokerage house or bank) that guarantees return of the original issue price, providing substantial protection against a decline in price, while preserving the ability for capital appreciation if the underlying basket of securities increases in value. Synthetic convertible bonds held by the Funds are contingent payment debt instruments that accrue interest income at the stated coupon rate for book purposes but at the comparable yield for tax purposes.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Leverage Risk – The use of leverage through activities such as borrowing or purchasing derivatives can magnify the effects of changes in the value of the Convertible Plus Fund and make the Convertible Plus Fund’s share price more volatile and sensitive to market movements. The leveraged investment techniques that the Convertible Plus Fund employs could cause investors in the Convertible Plus Fund to lose more money in adverse environments. Leverage may result in the creation of a liability that requires the Convertible Plus Fund to pay interest or fees, which may be greater than the income or gain received by the Convertible Plus Fund from the securities purchased with leverage proceeds.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but have borrowed in anticipation that the market price of that security will decline. A Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, potentially unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. As of October 31, 2023, the Funds had no open short positions.

Options Transactions – Each Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, a put option will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index rises or declines sufficiently, the option may expire worthless to a Fund. In addition, in the event that the price of the security or index in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by a Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to a Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

During the year ended October 31, 2023, the Funds did not hold any options.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted or amortized over the life of the respective securities.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the Funds based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the Funds.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions on returns filed for

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

open fiscal year ends October 31, 2020 through October 31, 2022, or expected to be taken in the Funds’ current fiscal year end returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify their major tax jurisdictions as U.S. federal and the state of Massachusetts. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The activities of the Funds are overseen by the Board. Pursuant to an Investment Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% for the Convertible Bond Fund and the Intermediate Bond Fund of the average daily net assets of each respective Fund. The Convertible Plus Fund pays the Adviser an annual rate of 0.95% of the average daily managed assets, which is equal to its total assets including assets attributable to borrowings, minus accrued liabilities other than borrowings. For year ended October 31, 2023, the Adviser earned management fees of $5,892,540, $935,316 and $1,194,727 for the Convertible Bond Fund, Convertible Plus Fund and the Intermediate Bond Fund, respectively.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”), had contractually agreed to reduce its fees and/or absorb expenses of the Convertible Plus Fund and the Intermediate Bond Fund through February 28, 2023, to ensure that net annual operating expenses (excluding any would front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) would not exceed 1.95% of the Convertible Plus Fund’s average daily net assets for Class I shares and 0.95% of the Intermediate Bond Fund’s average daily net assets for Class I shares. The Agreement allowed the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to the Funds to the extent that the Funds’ expense ratios fell below the above indicated expense limitations. The amounts that could be recovered were limited to the difference between the actual expense ratio and the amount of the expense limitation during the 36 month period following such waiver or reimbursement. The potential recoupment amounts were the lesser of: (i) the expense cap in effect at the time of the fee waiver/recoupment; or (ii) the expense cap in effect at the time of recapture. Since June 30, 2022, the Adviser voluntarily discontinued any additional expense recapture from the Convertible Plus Fund. The Adviser may change this voluntary discontinuance at any time, subject to the terms of the Expense Limitation Agreement.

Effective October 27, 2023, the Adviser, pursuant to a new Expense Limitation Agreement (the “New Agreement”), has contractually agreed to reduce its fees and/or absorb expenses of the Intermediate Bond Fund through November 7, 2024, to ensure that net annual operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 0.99% of the Intermediate Bond Fund’s average daily net assets for Class I shares. For the year ended October 31, 2023, the Adviser waived fees of $11,221 from the Intermediate Bond Fund.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

As of October 31, 2023, the following amounts are subject to recapture by the Adviser by October 31, of the following years:

	2024	2025	2026
Intermediate Bond Fund	$30,326	$64,781	$11,221

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor” or “NLD”). The Board has adopted, on behalf of each Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Convertible Bond Fund’s Class A shares and Class C shares pay 0.50% and 1.00%, respectively, per year of its average daily net assets for such distribution and shareholder service activities under the Plan. For the year ended October 31, 2023, the 12b-1 fees accrued amounted to $200,069 and $376,679 for the Convertible Bond Fund’s Class A shares and Class C shares, respectively.

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the year ended October 31, 2023, the Distributor received $48,148 in underwriting commissions for sales of Class A and C shares, of which $7,287 was retained by the principal underwriter or other affiliated broker-dealers for the Convertible Bond Fund.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds. An officer of the Trust is also an officer of NLCS.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Trustee Fees - Each Trustee who is not affiliated with the Trust or the Adviser receives an annual retainer fee of $55,000, as well as $14,000 for one annual in-person meeting and $8,000 for all meetings conducted by telephone. Any additional as needed meetings, either in person or by telephone are covered by the retainer fee. The trustee who is chair of the Audit Committee receives an additional payment of $3,000 as an annual retainer fee for serving in that capacity. None of the Trustees who are affiliated with the Trust receive compensation from the Trust.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2023, amounted to $575,346,672 and $706,021,350, respectively, for the Convertible Bond Fund, $116,458,604 and $160,628,995, respectively, for the Convertible Plus Fund and $195,923,119 and $159,040,690, respectively, for the Intermediate Bond Fund. The cost of purchases and the proceeds from the sale of U.S. Government securities for the year ended October 31, 2023, amounted to $36,509,515 and $36,389,336, respectively, for the Convertible Bond Fund, $0 and $0 respectively, for the Convertible Plus Fund and $69,442,046 and $69,730,787, respectively, for the Intermediate Bond Fund.

5.	LINE OF CREDIT

The Convertible Plus Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. The Convertible Plus Fund is required to maintain asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed,

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

with an exception it expects to limit its borrowings for investment purposes to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed). Securities pledged as collateral for the line of credit as of October 31, 2023 are disclosed on Convertible Plus Fund’s Schedule of Investments. The fair value of securities pledged as collateral as of October 31, 2023 was $31,596,799.

The Convertible Plus Fund had entered into a line of credit agreement with Barclays Bank PLC through September 8, 2023, which permitted the Convertible Plus Fund to borrow at a rate, per annum, equal to 1.66% (1.41% through December 31, 2022) plus the 3-month SOFR rate to be paid quarterly. There was also an annual commitment fee. During the year ended October 31, 2023, the Convertible Plus Fund recorded $1,250,243 in interest expense on the line of credit and loan outstanding. Average borrowings and the average interest rate during the year ended October 31, 2023 under the line of credit was, were $25,105,769 and 6.20%, respectively. The largest outstanding amount borrowed during the period was $35,000,000. On September 11, 2023, the Convertible Plus Fund entered into an asset based financing agreement with BNP Paribas. The balance on this loan as of October 31, 2023 was $4,000,000 and the amount of the commitment is based on the assets in a collateral account securing the line ($75,000,000 as of October 31, 2023). The interest rate as of October 31, 2023, was 6.12%. and is equal to .80% plus the Federal Overnight Funds Rate. The maximum borrowing on the loan was $5,000,000 and an average borrowing on the loan was $4,433,962 at an average rate of 6.12%. The loan is recorded at cost on the Statement of Assets and Liabilities. As of October 31, 2023, fair value of the loan outstanding approximates cost; fair value of the loan outstanding is estimated using level 2 inputs in the fair value hierarchy.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at October 31, 2023 were as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Convertible Bond Fund	$753,904,399	$6,339,154	$(64,699,415)	$(58,360,261)
Convertible Plus Fund	73,528,271	511,837	(5,428,239)	$(4,916,402)
Intermediate Bond Fund	171,646,829	1,110,750	(9,324,580)	$(8,213,830)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

For the year ended October 31, 2023:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Convertible Bond Fund	$24,449,619	$—	$—	$24,449,619
Convertible Plus Fund	2,062,554	—	—	2,062,554
Intermediate Bond Fund	5,180,224	—	—	5,180,224

For the year ended October 31, 2022:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Convertible Bond Fund	$61,002,258	$12,751,200	$—	$73,753,458
Convertible Plus Fund	12,903,955	—	—	12,903,955
Intermediate Bond Fund	7,450,391	—	—	7,450,391

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

As of October 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Convertible Bond Fund	$3,182,028	$—	$(39,551,449)	$—	$(58,360,261)	$(94,729,682)
Convertible Plus Fund	210,259	—	(11,337,264)	—	(4,916,402)	(16,043,407)
Intermediate Bond Fund	923,189	—	(7,694,184)	—	(8,213,830)	(14,984,825)

The difference between book basis and tax basis distributable earnings and unrealized depreciation is primarily attributable to income on contingent convertible debt securities, Section 305(c) deemed dividend distributions, and the tax deferral of losses on wash sales.

At October 31, 2023, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Short-Term	Long-Term	Total	CLCF Utilized
Convertible Bond Fund	$13,048,109	$26,503,340	$39,551,449	$—
Convertible Plus Fund	5,125,401	6,211,863	11,337,264	—
Intermediate Bond Fund	1,367,128	6,327,056	7,694,184	—

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2023, Charles Schwab & Co, Inc. accounts holding shares for the benefit of others in nominee name, held approximately 28%, 70% and 40%, respectively, of the voting securities of the Convertible Bond Fund, Convertible Plus Fund and Intermediate Bond Fund, respectively. As of October 31, 2023, National Financial Services, LLC accounts holding shares for the benefit of others in nominee name, held approximately 28% and 29%, respectively, of the voting securities of the Convertible Plus Fund and Intermediate Bond Fund, respectively. As of October 31, 2023, UBS WM USA, accounts holding shares for the benefit of others in nominee name, held approximately 26% of the voting securities of the Intermediate Bond Fund. The Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of any of the Funds.

9.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7200 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Miller Investment Trust and Shareholders of
Miller Convertible Bond Fund, Miller Convertible Plus Fund, and Miller Intermediate Bond Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Miller Investment Trust (the “Trust”), comprising the Miller Convertible Bond Fund, Miller Convertible Plus Fund, and Miller Intermediate Bond Fund (the “Funds”), including the schedules of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for the year then ended for Miller Convertible Plus Fund, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds listed above constituting the Trust as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, the results of its cash flows for the year then ended for Miller Convertible Plus Fund, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California
December 21, 2023

We have served as the auditor of one or more affiliated investment companies of Miller Investment Trust since 2018.

Miller Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
October 31, 2023

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (such as front-end loads) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first row of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning		Annualized	Expenses Paid During the
	Account	Ending Account	Expense	Period
	Value (5/1/23)	Value (10/31/23)	Ratio	(5/1/23 to 10/31/23)
Actual *
Miller Convertible Bond Fund
Class A	$1,000.00	$979.60	1.51%	$7.53
Class I	$1,000.00	$982.70	1.01%	$5.05
Class C	$1,000.00	$977.80	2.01%	$10.02
Miller Convertible Plus Fund
Class I	$1,000.00	$969.40	2.58%	$12.81
Miller Intermediate Bond Fund
Class I	$1,000.00	$990.20	1.00%	$5.02
Hypothetical (5% return before expenses) *
Miller Convertible Bond Fund
Class A	$1,000.00	$1,017.59	1.51%	$7.68
Class I	$1,000.00	$1,020.11	1.01%	$5.14
Class C	$1,000.00	$1,015.07	2.01%	$10.21
Miller Convertible Plus Fund
Class I	$1,000.00	$1,012.20	2.58%	$13.09
Miller Intermediate Bond Fund
Class I	$1,000.00	$1,020.16	1.00%	$5.09

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six months ended October 31, 2023 (184) divided by the number of days in the fiscal year (365).

Renewal of the Management Agreements and Review of 15(c) Materials

At an in person meeting held October 27, 2023, the Board of Trustees (the “Board”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the Management Agreement between the Miller Investment Trust and Wellesley Asset Management, Inc. (the “Adviser”) with respect to the Miller Convertible Bond Fund (“Convertible Bond Fund”), Miller Convertible Plus Fund (“Convertible Plus Fund”), Miller Intermediate Bond Fund (“Intermediate Bond Fund”), and Miller Market Neutral Fund (“Market Neutral Fund”) (each a “Management Agreement” and collectively the “Management Agreements”). In its consideration of the renewal of each Management Agreement, the Board including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

The Board relied upon each Trustee’s own business judgment in determining the material factors to be considered when evaluating the Management Agreements and the weight to be given to each factor. The Board based its conclusions on a comprehensive evaluation of all the information provided and not on any one factor exclusively. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreements. Matters considered by the Board, including the Independent Trustees, in connection with its renewal of each Management Agreement included the following:

Convertible Bond Fund, Convertible Plus Fund, Intermediate Bond Fund, and Market Neutral Fund (each a “Fund” and collectively, the “Funds”)

Nature, Extent and Quality of Services and Personnel. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the advisory services provided to each Fund. The Board considered information regarding the Adviser’s efforts around compliance and investment processes. The Trustees discussed the Adviser’s personnel, and the quality of service provided by them, which among other things requires specialized skill in sourcing sufficient suitable convertible and synthetic convertible bonds. The Board discussed the financial strength of the Adviser after reviewing financial information about it and concluded that it is satisfied that the Adviser continues to be in the position to deliver high quality services to the Funds and their shareholders. The Board further concluded that the Adviser’s management team and the Adviser’s overall resources were adequate, and that the Adviser has personnel with the requisite investment management skills and who are more than capable to perform its duties under each Management Agreement.

Performance. The Trustees reviewed the performance of each Fund. It was noted that certain strategies were also used by the Adviser when and with different costs associated with providing advisory services to separately managed account and hedge fund clients but that such accounts were managed in part with key differences in strategies because of the regulatory constraints of the 1940 Act and IRS tax rules imposed on registered investment companies. The Board noted that the Market Neutral Fund did not have performance data available since it had not yet been launched.

Convertible Bond Fund. The Board noted that for the one, three, and five-year periods ended August 31, 2023, the Convertible Bond Fund had returns of 3.65%, 0.93%, and 3.84%, respectively. It was noted that the Convertible Bond Fund outperformed its peer group average of 2.45% for the one-year period, but underperformed its peer group averages of 2.44% and 8.90% over the three and five-year periods. Similarly, the Fund outperformed the “Convertibles” Morningstar Category average of 2.11% for the one-year period but underperformed the category average of 1.25% and 7.64% during the three- and five-year periods. The Adviser attributed the Fund’s outperformance in this category for the one-year period in part to its focus on investing in bonds trading near or below their par value. The Adviser attributed the Fund’s underperformance over the three and five-year periods to its strategy’s focus in part on high quality investing and buying convertible bonds in companies that are profitable and have low levels of debt. In addition, the Fund has a high percentage of assets invested in convertible bonds as compared to other assets, generally causing it to outperform other convertible bonds funds that take greater risk by investing a greater percentage of their assets in common stocks during bear markets. The Board also considered that the Adviser’s goal is for the Fund’s total return to outperform its peer group over full market cycles. It was further noted that it is the Adviser’s expectation that the Fund will have strong performance relative to its peer group during bear markets, which was largely proven during the most recent one-year period.

Convertible Plus Fund. The Board noted that for the one-, three- and five-year periods ended August 31, 2023, the Convertible Plus Fund had returns of 1.08%, (1.93)% and 2.28%, respectively. It was noted that the Convertible Plus Fund underperformed the peer group average returns of 1.96%, 1.13%, and 7.11% for the one-, three- and five-year periods, respectively. Similarly, the Fund underperformed the “Convertibles” Morningstar Category average for each of the one-, three-, and five-year periods, which returned 2.11%, 1.25%, and 7.64% respectively. The Adviser attributed the Fund’s underperformance in this category for these periods in part to its unique use of leverage in the convertible bond mutual fund space and reiterated the same factors attributed to the Convertible Bond Fund’s underperformance to that of the Convertible Plus Fund. The Board considered that the Adviser’s goal is for the Fund’s total return to out-perform its peer group over full market cycles. In addition, the Adviser generally avoids or limits deep in the money convertible bonds with high delta, and therefore may under-perform other convertible bond funds that take greater risk during bull markets. It was further noted that it is the Adviser’s expectation that the Fund will have strong performance relative to its peer group during bear markets. The Board also noted that the Fund’s use of leverage is unique in the convertible bond mutual fund space, greatly limiting the number of pure peer funds, which was largely proven during the most recent one-year period.

Intermediate Bond Fund. The Board noted that for the one-, three-, and five-year periods ended August 31, 2023, the Intermediate Bond Fund had returns of 4.07%, 2.17%, and 3.60%, respectively. It was noted that the Intermediate Bond Fund outperformed its peer group average of 1.81%, (2.78)%, and 1.69% for the one-, three-, and five-year periods, respectively. It was further noted that the Intermediate Bond Fund also outperformed the Morningstar Category average of 0.74%, (4.20)%, and 1.33% for the one-, three-, and five-year periods ended August 31, 2023, respectively. The Adviser attributed the Fund’s outperformance on a relative basis in this category for these periods in part to its focus on high quality attributes, and only buying convertible bonds in companies that are profitable and have low levels of debt. It was noted that it is the Adviser’s expectation for the Fund to have strong performance relative to its peer group during bear markets.

With respect to each of the operational Funds, the Board found that the Adviser continues to not deviate from its strategy to achieve favorable risk-adjusted returns throughout the stages of market cycles. The Board concluded that each Fund’s performance was reasonable, especially considering recent market volatility and economic uncertainty.

Market Neutral Fund. The Board noted that the Market Neutral Fund had not yet commenced operations and therefore had no performance history.

Fees & Expenses. The Trustees reviewed the fees charged by the Funds, including reviewing the fees compared to the Funds’ respective peer groups and Morningstar Categories. The Trustees further considered the fact that the Adviser manages separately managed accounts and a private fund with similar investment strategies and with different costs associated with providing advisory services to such clients.

Convertible Bond Fund. The Trustees noted that the Convertible Bond Fund’s advisory fee rate of 0.75% was higher than the peer group average of 0.62% and equal to the Morningstar Category average of 0.75%. The Trustees further noted that the Convertible Bond Fund’s net expense ratio rate of 0.97% was higher than the peer group average of 0.71% but lower than the Morningstar Category average of 1.11%. The Trustees concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds and the Morningstar Category, especially in light of the fact that certain peer funds were considerably larger in terms of assets or part of fund complexes that were considerably larger in terms of aggregate assets under management.

Convertible Plus Fund. The Trustees noted that the Convertible Plus Fund’s advisory fee rate of 1.37% was significantly higher than both the peer group average of 0.67% and Morningstar Category average of 0.75%. The Trustees further noted that the Convertible Plus Fund’s net expense ratio rate of 2.60% was significantly higher than both the peer group average of 0.81% and the Morningstar Category average of 1.11%. The Adviser asserted that managing the Convertible Plus Fund is likely significantly more complex and requires more resources than managing funds in the peer group because of the Convertible Plus Fund’s more time intensive leveraged strategy. The Trustees noted that the Convertible Plus Fund, unlike its peer funds, is the only fund in its peer group that is a leveraged convertible mutual fund and that the cost of leverage is a significant part of the net expense ratio. The Trustees accepted the Adviser’s explanation and concluded that the advisory fee and net expense ratio were acceptable given the nature of the Fund.

Intermediate Bond Fund. The Trustees noted that the Intermediate Bond Fund’s fee rate of 0.75% was higher than the peer group average of 0.42%. The Trustees further noted that the Intermediate Bond Fund’s net expense ratio rate of 0.96% was higher than the peer group average of 0.55% and the Morningstar Category average of 0.78%. The Trustees concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds, especially in light of the level and quality of services provided by the Adviser to the Fund and the fact that certain peer funds were considerably larger in terms of assets or part of fund complexes that were considerably larger in terms of aggregate assets under management..

Market Neutral Fund. The Trustees noted that the Market Neutral Fund’s fee rate of 1.25% was higher than the peer group average of 0.91%. The Trustees further noted that the Market Neutral Fund’s estimated net expense ratio rate of 1.56% for Class A shares was higher than the peer group average of 1.31% and the Morningstar Category average of 1.35%. The Trustees concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds, especially in light of the level and quality of services provided by the Adviser to the Fund and the fact that certain peer funds were considerably larger in terms of assets or part of fund complexes that were considerably larger in terms of aggregate assets under management.

Economies of Scale. The Trustees considered whether the Adviser has realized or will realize economies of scale with respect to the management of the Funds. The Trustees stated that they will continue to review the Adviser’s projections for asset growth of each Fund over the next 12 months. Furthermore, the Board concluded that the size of each Fund had not reached sufficient size to result in material economies of scale and thus fee breakpoints were not appropriate at this time.

Profitability. The Trustees considered the expenses of the Adviser associated with managing each Fund, and reviewed the profits realized by the Adviser with respect to each Fund and took into consideration other benefits to the Adviser. The Board found the profit earned by the Adviser with respect to each Fund to be acceptable and not unreasonable or excessive. Based on financial information provided by the Adviser, the Board also found that the Adviser was in a strong position to continue to provide the high level and quality of services that it currently provides to the Funds. The Board reviewed pro forma profitability information about the Market Neutral Fund since it had not yet launched.

Fall Out Benefits. The Trustees considered the fact that there is some slight benefit to the Adviser’s SMA and private fund business due to the publicity that the registered Funds receive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreements, the Board, including all of the Independent Trustees, concluded that the advisory fee for each Fund is fair and reasonable and approved the continuance of the respective Management Agreements and the advisory fees thereunder as in the best interest of each Fund and its shareholders.

Approval and Renewal of the Management Agreements and Review of 15(c) Materials

At an in person meeting held October 26, 2022, the Board of Trustees (the “Board”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the Management Agreement between the Miller Investment Trust and Wellesley Asset Management, Inc. (the “Adviser”) with respect to the Miller Market Neutral Income Fund (the “Management Agreement”). In its consideration of the renewal of the Management Agreement, the Board including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

The Board relied upon each Trustee’s own business judgment in determining the material factors to be considered when evaluating the Management Agreement and the weight to be given to each factor. The Board based its conclusions on a comprehensive evaluation of all the information provided and not on any one factor exclusively. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Management Agreement included the following:

Market Neutral Income Fund (the “Market Neutral Fund” or the “Fund”)

Nature, Extent and Quality of Services and Personnel. The Board examined the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the advisory services provided to the Fund. The Board considered information regarding the Adviser’s efforts around compliance and investment processes. The Trustees discussed the Adviser’s personnel, and the quality of service provided by them including managing the growth of Fund assets, which among other things requires specialized skill in sourcing sufficient suitable convertible and synthetic convertible bonds. The Board discussed the financial strength of the Adviser after reviewing financial information about it and concluded that it is satisfied that the Adviser continues to be in the position to deliver high quality services to the Fund and its shareholders. The Board further concluded that the Adviser’s management team and the Adviser’s overall resources were adequate, and that the Adviser has personnel with the requisite investment management skills and who are more than capable to perform its duties under the Management Agreement.

Performance. The Board noted that the Fund did not have performance data available since it had not yet been launched.

Market Neutral Fund. The Board noted that the Fund had not yet commenced operations and therefore had no performance history.

Fees & Expenses. The Trustees reviewed the fees charged by the Fund, including reviewing the fees compared to the Fund’s respective peer groups and Morningstar Categories. The Trustees further considered the fact that the Adviser manages separately managed accounts and a private fund with similar investment strategies and with different costs associated with providing advisory services to such clients. The Board noted that there were no current expenses for the Fund since it had not yet been launched.

Economies of Scale. The Trustees considered whether the Adviser has realized or will realize economies of scale with respect to the management of the Fund. The Trustees stated that they will continue to review the

Adviser’s projections for asset growth of the Fund over the next 12 months. Furthermore, the Board concluded that the size of the Fund had not reached sufficient size to result in material economies of scale and thus fee breakpoints were not appropriate at this time.

Profitability. The Trustees considered the expenses of the Adviser associated with managing the Fund, and reviewed the expected profits to be realized by the Adviser with respect to the Fund and took into consideration other benefits to the Adviser. The Board found the profit earned by the Adviser with respect to the Fund to be acceptable and not unreasonable or excessive. Based on financial information provided by the Adviser, the Board also found that the Adviser was in a strong position to continue to provide the high level and quality of services that it currently provides to the Fund.

Fall Out Benefits. The Trustees considered the fact that there is some slight benefit to the Adviser’s SMA and private fund business due to the publicity that the registered Funds receive.

Market Neutral Fund. The Trustees noted that the Fund’s fee rate of 1.25% was higher than the peer group average of 0.99%. The Trustees further noted that the Fund’s estimated net expense ratio rate of 1.56% for Class A shares was higher than the peer group average of 1.41% and the Morningstar Category average of 1.35%. The Trustees concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds, especially in light of the level and quality of services provided by the Adviser to the Fund and the fact that certain peer funds were considerably larger in terms of assets.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, the Board, including all of the Independent Trustees, concluded that the advisory fee for the Fund is fair and reasonable and approved the continuance of the Management Agreement and the advisory fee thereunder as in the best interest of the Fund and its shareholders.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on March 16, 2023 (the “Meeting”) to review the liquidity risk management program (the “Program”) established for the Funds. The Funds have adopted and implemented the Program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. The Board appointed Wellesley Asset Management, Inc., the investment adviser to the Funds, the program administrator for the Funds’ Program. The Adviser has delegated oversight of the Program to the Liquidity Risk Management Program Committee (the “Committee”).

At the Meeting, the Board was provided with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from November 1, 2023 through January 31, 2024 (the “Program Reporting Period”).

The Report stated that the Committee concluded that based on how it functions, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule. The Report noted that during the Program Reporting Period, the Committee reviewed historical net redemption activity, and used this information and other factors as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). The Report further provided that the Program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended October 31, 2023, the Committee reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented. There were no material changes to the Program during the Program Reporting Period.

Tax information (Unaudited)

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The Convertible Bond Fund hereby designates the following amounts for the Fund’s fiscal year ended October 31, 2023:

Long-Term
Capital Gains
Convertible Bond Fund	N/A
Convertible Plus Fund	N/A
Intermediate Bond Fund	N/A

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

Miller Funds
TRUSTEES AND OFFICERS (Unaudited)	October 31, 2023

Following is a list of the Trustees and executive officers of the Trust (each, an “Officer”) and their principal occupation over the last five years. Each Trustee and Officer of the Trust serves in that capacity with respect to all Funds. Unless otherwise noted, the address of each Trustee and Officer is 100 Market Street, Suite 203, Portsmouth, NH 03801.

Independent Trustees

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee/Officer	Other Directorships held by Trustee During the Past Five Years
Neal Chorney 1948	Trustee Since 2007	Retired. Vice President – Real Estate Investing & Property Management, Sunrise Financial LLC (2006 – December 31, 2018) (commercial and investment real estate lending).	3	None
Daniel Mainzer 1963	Trustee Since 2007	Partner, Flanigan, Cotillo & Mainzer, LLP, (2011 –Present).	3	None
Michael Blank 1950	Trustee Since 2009	Principal, Braintree Street Realty, LLC (1986-Present) President, Evanteal Properties, LLC (2012-Present); JNFUSA National Board (2012 – Present).	3	None

Miller Funds
TRUSTEES AND OFFICERS (Unaudited) (Continued)	October 31, 2023

Interested Trustee and Officers

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee/Officer	Other Directorships held by Trustee During Past Five Years
Greg Miller*** 1949	Trustee, President, Since 2007	Chief Executive Officer Co- Portfolio Manager, Wellesley Asset Management, Inc. (1991 – Present) (registered investment advisory firm).	3	None
Michael Miller 1983	Secretary, Treasurer Since 2019	President, Chief Investment Officer and Co-Portfolio Manager (October 2019 - Present) and Co-Portfolio Manager & Vice President, (March 2010 – October 2019), Wellesley Asset Management, Inc. (registered investment advisory firm).	3	N/A
James Ash 1976	Chief Compliance Officer Since 2023	Senior Vice President and Head of Fund Compliance (since 2023) and Senior Compliance Officer, Northern Lights Compliance, LLC (2019- 2023); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Miller Investment Trust, which as of the date of this SAI, consisted of the three Funds offered in the Prospectus.

***	Greg Miller is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Wellesley Asset Management, Inc. (the Fund’s Advisor).

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-441-4434.

PRIVACY notice

FACTS	WHAT DOES MILLER INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Miller Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Miller Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-877-441-4434

Who we are
Who is providing this notice?	Miller Investment Trust
What we do
How does Miller Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Miller Investment Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Miller Investment Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Miller Investment Trust does not share with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Miller Investment Trust does not jointly market.

MILLER FUNDS

Advisor	Wellesley Asset Management, Inc.
100 Market Street, Suite 203
Portsmouth, NH 03801

Distributor	Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Legal Counsel	Thompson Hine LLP
1919 M Street, N.W. – Suite 700
Washington, DC 20036

Transfer Agent	Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Custodian	Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 10286

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 877-441-4434 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 877-441-4434.

Miller Funds ● 225 Pictoria Drive ● Suite 450 ● Cincinnati, OH 45246
877-441-4434

MILLER-AR23

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

Item 3. Audit Committee Financial Expert.

The Board has determined, based on questionnaires completed by the Audit Committee members, that no one on the committee satisfies the definition of "financial expert;" however the Board also determined that collectively the Audit Committee members have the requisite knowledge and experience to perform the Audit Committee duties.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2023      $126,000

FY 2022      $120,300

(b)	Audit-Related Fees

FY 2023      $ None

FY 2022      $ None

Tax Fees

(c)

FY 2023     $ 18,525

FY 2022     $ 17,820

(d)        All Other Fees

FY 2023      $ 0

FY 2022      $ 0

The above "Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the registrant audit or the review of the registrant's financial statements and that are not reported under Audit Fees.

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2023 Services Approved by the Audit Committee

                                                  Registrant       Adviser

Audit-Related Fees:        0%                 0%

Tax Fees:                       0%                 0%

All Other Fees:               0%                 0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant               Adviser

FY 2023           $ None                 $ None

FY 2022           $ None                 $ None

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2023.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. (a) Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a)       The President and Treasurer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Sarbanes Oxley Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Miller Investment Trust

By (Signature and Title)

/s/ Greg Miller

Greg Miller, President

Date 11/13/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Greg Miller

Greg Miller, President

Date 11/13/23

By (Signature and Title)

/s/Michael Miller

Michael Miller, Treasurer

Date 11/13/23